iShares®

iShares Trust and iShares U.S. ETF Trust

Supplement dated August 15, 2024

to the currently effective Statement of Additional Information (the “SAI”) for each of the

iShares Currency Hedged MSCI Germany ETF (HEWG), iShares Gold Strategy ETF (IAUF),

iShares International Developed Property ETF (WPS), iShares MSCI Intl Size Factor ETF (ISZE),

iShares USD Systematic Bond ETF (USBF), and iShares Virtual Work and Life Multisector ETF (IWFH)

(each, a “Fund” and collectively, the “Funds”)

Each Fund has liquidated effective August 15, 2024. All references to each Fund in its SAI are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.

IS-A-FC-0824

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE